SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) June 6, 2005


                                 FUELNATION INC.


          Florida                       1-12350                 65-0827283
(State or Other Jurisdiction        (Commission File           (IRS Employer
     Of Incorporation)                  Number)           Identification Number)


                              4121 SW 47th Avenue,
                                   Suite 1301
                                 Davie, FL 33314


        Registrant's telephone number, including area code: 954-587-3775


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02 Results of Operations and Financial Condition

On June 6, 2005, FuelNation Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.01 Regulation FD Disclosure

On June 6, 2005, FuelNation Inc. issued a press release announcing Midyear Shareholder's Letter. In the first release issued earlier in the day for FuelNation, the stock split was incorrectly stated as 9-for-1 instead of 10-for-1. The full, corrected version of the release followed. The press release is attached as Exhibit 99.1 to this Form 8-K. This information is provided under
Item 2.02 of Form 8-K. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

  99.1 Press Release dated June 6, 2005



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FUELNATION INC.

 Date: June 6 2005

                                           By: /s/ CHRISTOPHER ROBERT SALMONSON
                                               --------------------------------
                                                   Christopher Robert Salmonson
                                                   Chief Executive Officer